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                                                                     Exhibit (n)

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors and Experts" and to the use of our report, dated March 18, 2003, in Pre-Effective Amendment Number 3 to the Registration Statement (Form N-2 Nos. 333-102712 and 811-21286) of Preferred Income Strategies Fund, Inc.

                                        /s/ERNST & YOUNG LLP

MetroPark, New Jersey
March 24, 2003